SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of _______________, 2006, by and among Mach One Corporation, a Nevada Corporation (the "Borrower"), and the parties listed on Exhibit A hereto (individually and collectively, “Lender”) having addresses as listed on Schedule A hereto.

Preliminary Statement

Concurrently herewith, Borrower is issuing a series of Convertible Promissory Notes in the collective amount of up to $250,000 (collectively, the “Notes”) to the Lender, a copy of a form of which is attached hereto as Exhibit B.  Contemporaneously with Borrower’s and the Lender’s execution of the Agreement, Borrower has agreed to secure its obligations to the Lender pursuant to the Notes, by granting the Lender a security interest in all of the Collateral hereinafter referred to.

1.

Security Interest.  Borrower assigns, transfers and grants to the Lender, as security for the payment, observance and performance of all Borrower’s obligations under this Agreement and the Notes (collectively, the “Obligations”), a security interest in all of Borrower’s right, title and interest in and to all of the following property of Borrower, whether now owned or hereafter acquired or existing, wherever located, including, without limitation, all products and proceeds thereof and such rights to insurance and proceeds of insurance (the “Collateral”):

(a)

7.5 Million Shares of registered shares of common stock of Mach One which are being placed into escrow with the Escrow Agent, Schrader & Schoenberg, LLP.  It is understood that these shares of stock are being pledged by third-parties for the benefit of the Lender;

(b)

all present and future rights of Borrower to the payment of money whether due or to become due and whether or not earned by performance, including, without limitation, accounts, chattel paper, documents, instruments and money (the “Accounts”);

(c)

all present and future other general intangibles and contract rights, including, without limitation, (i) all patents, copyrights, trademarks, tradenames, service marks and service names, all applications for the issuance or registration of any of the foregoing and all rights in respect of or in any way relating to any of the foregoing; (ii) all rights under licenses as licensor or licensee; (iii) all works of authorship, including without limitation access, source and object codes of all computer programs developed, owned or used by Borrower; (iv) all know-how and proprietary information whether or not subject to patents or copyrights; (v) goodwill; (vi) rights to enforce employment agreements and (vii) rights, in writing or at law or in equity, to prevent others from doing acts that constitute unfair competition with Borrower or misappropriation of its property;

(d)

all present and future monies, securities, credit balances, deposits, deposit accounts, equipment and other property of Borrower now or hereafter held or received by or in transit to any depository or other institution from or for the account of Borrower whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Accounts and other Collateral;

(e)

records concerning any of the foregoing, whether in writing or in any electronic or magnetic media including all access codes of all computer programs which make available such records in human-readable form.

2.

Representations, Warranties and Covenants of Borrower.  Borrower represents,  warrants and covenants to the Lender as follows:

(a)

Borrower is an entity duly organized, validly existing and in good standing under the laws of the State of Nevada and is in good standing in each other jurisdiction in which it is required to be qualified.  The execution, delivery and performance of this Agreement are (i) within Borrower’s powers and have been or will be duly authorized by such votes of the managers and/or members, as the case may be, as applicable law requires, and (ii) not in contravention of law nor of the terms of Borrower’s (x) organizational documents (including, without limitation, any operating agreement) or (y) any material indenture, agreement or undertaking to which Borrower is a party or by which it is bound the effect of which would give rise to a material adverse effect on Borrower.

(b)

Borrower has good and merchantable title to the Collateral and, except for any existing liens for taxes not yet due and payable, there are no claims, liens, charges, security interests or other encumbrances against the Collateral and Borrower will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

(c)

The records concerning the Collateral will at all times during the term of this Agreement be made available to Lender, Charles Morgan Securities or their agents and representatives upon 24 hours notice, at Borrower's expense, and at a location convenient to Lender, CMS or their agents and representatives;

(d)

Borrower will notify the Lender promptly of (i) any change in the location of its principal place of business or of its records concerning the Collateral,  (ii) the establishment of any new place where its Accounts are kept, or other new place of business, (iii) the change in the state of formation of Borrower and (iv) any change in the nature of the legal entity which is Borrower (e.g., change from a limited liability company to a general partnership).

3.

Further Assurances.    Borrower irrevocably and unconditionally authorizes the Lender (or its agent) to file at any time and from time to time such financing statements with respect to the Collateral naming the Lender or its designee as the secured party and Borrower as debtor, as the Lender may require, and including any other information with respect to Borrower or otherwise required by part 5 of Article 9 of the Uniform Commercial Code of such jurisdiction as the Lender may determine, together with any amendment and continuations with respect thereto, which authorization shall apply to all financing statements filed on, prior to or after the date hereof.  Borrower hereby authorizes the Lender to adopt on behalf of Borrower any symbol required for authenticating any electronic filing.  In the event that the description of the Collateral in any financing statement naming the Lender or its designee as the secured party and Borrower as debtor includes assets and properties of Borrower that do not at any time constitute Collateral, whether hereunder, under any of the Related Documents or otherwise, the filing of such financing statement shall nonetheless be deemed authorized by Borrower to the extent of the Collateral included in such description and it shall not render the financing statement ineffective as to any of the Collateral or otherwise affect the financing statement as it applies to any of the Collateral.  In no event shall Borrower at any time file, or permit or cause to be filed,  any correction statement or termination statement with respect to any financing statement (or amendment or continuation with respect thereto) naming the Lender or its designee as secured party and Borrower as debtor.  Borrower shall do such other acts as the Lender may reasonably request to establish and maintain the security interest in the Collateral created by this Agreement.

4.

Accounts Covenants.

(a)

Borrower shall notify the Lender promptly of: () any material delay in Borrower's performance of any of its obligations to any account debtor or the assertion of any claims, offsets, defenses or counterclaims by any account debtor, or any disputes with account debtors, or any settlement, adjustment or compromise thereof, and () all material adverse information relating to the financial condition of any account debtor. As used herein, in the Notes, the term “account debtor” shall include, without limitation, any person or entity who owes any monies or other form of compensation to Borrower.

(b)

With respect to each Account and any other monies or other forms of compensation owing to Borrower : (i) in the event of a default, no payments shall be made thereon except payments immediately delivered to the Lender pursuant to the terms of this Agreement and the Notes, () no credit, discount, allowance or extension or agreement for any of the foregoing shall be granted to any account debtor except for credits, discounts, allowances or extensions made or given in the ordinary course of Borrower's business in accordance with practices and policies previously disclosed to the Lender, and (iii) none of the transactions giving rise thereto will violate any applicable State or Federal laws or regulations, all documentation relating thereto will be legally sufficient under such laws and regulations and all such documentation will be legally enforceable in accordance with its terms.

(c)

The Lender shall have the right at any time or times, in the Lender's name or in the name of a nominee of the Lender, to verify the validity, amount or any other matter relating to any Account or other Collateral, by mail, telephone, facsimile transmission or otherwise.

(d)

Borrower shall deliver or cause to be delivered to the Lender, with appropriate endorsement and assignment, with full recourse to Borrower, all chattel paper and instruments which Borrower now owns or may at any time acquire immediately upon Borrower's receipt thereof, except as the Lender may otherwise agree.

(e)

The Lender may, at any time or times that an Event of Default exists or has occurred and is continuing, () notify any or all account debtors that the Accounts and the other Collateral have been assigned to the Lender and that the Lender has a security interest therein and the Lender may direct any or all accounts debtors to make payment directly to the Lender, () extend the time of payment of, compromise, settle or adjust for cash, credit, return of merchandise or otherwise, and upon any terms or conditions, any and all Accounts or other obligations included in the Collateral and thereby discharge or release the account debtor or any other party or parties in any way liable for payment thereof without affecting any of the Obligations, () demand, collect or enforce payment of any Accounts or such other obligations, but without any duty to do so, and the Lender shall not be liable for its failure to collect or enforce the payment thereof nor for the negligence of its agents or attorneys with respect thereto and () take whatever other action the Lender may deem necessary or desirable for the protection of its interests.  All invoices and statements sent to any account debtor shall state that the Accounts and such other obligations have been assigned to the Lender and are payable directly and only to the Lender to the Account (as such term is defined in the Notes) and Borrower shall deliver to the Lender such originals of documents evidencing the Accounts or such other Collateral as the Lender may require.

5.

Preservation and Protection of Collateral.  Borrower will not waste or destroy the Collateral, nor sell, transfer, assign, pledge or otherwise dispose of the Collateral or any interest therein to any person.

6.

Discharge of Liens.  The Lender may, at its option, discharge all taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the preservation of the Collateral, and Borrower agrees to reimburse the Lender on demand for any payment made, or any expense reasonably incurred, by the Lender pursuant to this authorization.

7.

Rights on Default.  If Borrower shall fail to meet any payment Obligation or otherwise breaches an Obligation (each, an “Event of Default”), the Lender shall have the following rights:

(a)

It may, by notice to Borrower, declare the entire amount of the Obligations to be due and payable immediately, and upon any such declaration said amount shall become and be immediately due and payable.

(b)

It shall have and may exercise all rights and remedies of a secured party under the Uniform Commercial Code.

(c)

If any notification of intended disposition of the Collateral is required by law, such notification, if mailed, shall be deemed properly given if mailed at least three days before such disposition in the manner for giving notices hereunder.  Any proceeds of any disposition of the Collateral may be applied by the Lender to the payment of expenses of the Lender in connection with the exercise of its rights or remedies, including reasonable fees and disbursements of attorneys, and any balance of such proceeds may be applied by the Lender to the payment of the Obligations in accordance with the terms of the Notes or in such other order of application as the Lender shall determine.

(d)

It may take possession of the Collateral and for the purposes thereof enter the premises at which any Collateral is located.  Borrower acknowledges that the Lender may at their sole option exercise its rights of entry and possession under this and the following Section without resort to judicial process.

8.

Remedies Cumulative, etc.  No remedy herein conferred upon or reserved to the Lender is intended to be exclusive of any other remedy and each such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity.  No delay or omission of the Lender to exercise any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Event of Default or any acquiescence therein, and every power and remedy given by this Agreement to the Lender may be exercised from time to time.  Receipt by the Lender of any payment required to be made pursuant to the Obligations with knowledge of the breach of any provisions of this Agreement or the Notes shall not be deemed a waiver of such breach.  In addition to all other remedies provided in this Agreement, the Lender shall be entitled, to the extent permitted by applicable law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the provisions of this Agreement or the Notes or to a decree concerning performance of any of the provisions of this Agreement or the Notes or to any other remedy legally allowed to the Lender.

9.

Security Interest and Rights Not to Be Affected.   Any portion of the Collateral may be released with the written consent of the Lender, without affecting the security interest hereof against the remainder.  The taking of additional security, or the extension or renewal of any Obligation, shall at no time release or impair the lien of this Agreement or improve the right of any junior lienholder or any person acquiring an interest in the Collateral; and this Agreement shall be and remain a first priority security interest on all of the Collateral not expressly released as permitted hereby, until the Obligations shall be paid in full.  Unless otherwise required by law, Borrower shall not have or assert any right, under any statute or rule of law pertaining to the marshalling of assets or other matter whatever, to defeat, reduce or affect the right of the Lender, under the provisions of this Agreement, to a sale of the Collateral for the collection of the Obligations secured hereby (without any prior or different resort for collection), or the right of the Lender, under the provisions of this Agreement, to require the payment of the Obligations out of the proceeds of sale of the Collateral or any portion thereof in preference to every other person.

10.

Notices. All notices, requests and demands hereunder shall be in writing and () made to the Lender at the addresses set forth on Exhibit A hereto and to the Borrower at its address set forth in the Notes, or to such other address as any party may designate by written notice to the others in accordance with this provision, and () deemed to have been given or made: if delivered in person, immediately upon delivery; if by facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next Business Day (as such term is defined in the Notes), one (1) Business Day after sending; and if by certified mail, return receipt requested, five (5) days after mailing.

11.

Governing Law.  This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York, without regard to principles of conflicts of law.

12.

Successors and Assigns.  This Agreement shall inure to the benefit of and shall bind the successors and assigns of the parties hereto, except that Borrower may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of each of the persons or entities which comprise the Lender.  Notwithstanding the foregoing, there shall be no valid assignment of this Agreement or any of the rights or obligations hereunder unless such assignment is consented to by each of the persons or entities which comprise the Lender.

13.

Amendments and Waivers.  Neither this Agreement nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of the Lender, and as to amendments, as also signed by an authorized officer of Borrower.  The Lender shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of the Lender.  Any such waiver shall be enforceable only to the extent specifically set forth therein.  A waiver by the Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which the Lender would otherwise have on any future occasion, whether similar in kind or otherwise.  Notwithstanding the foregoing, no amendment, modification, waiver or discharge shall be validly executed by the Lender unless executed by each of the persons or entities which comprise the Lender.

14.

Partial Invalidity.  If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

15.

Entire Agreement.  This Agreement and the Notes, any supplements hereto or thereto, and any instruments or documents delivered or to be delivered in connection herewith or therewith represents the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

16.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.  Facsimile signatures shall also be deemed as originals and shall be fully enforceable as if they contained original signatures.

17.

Acknowledgement.   The parties hereto acknowledge that the parties which comprise the Lender will enter into an agreement dated on or about the date hereof which will memorialize the agreement among such parties with respect to, among other things, the relative priority among each other with respect to the Collateral and the distribution of the Collateral upon the happening of certain events.

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INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered, in its name and behalf.

                                BORROWER:

                                MACH ONE CORPORATION

                                By:

Name:

Title:

                                AAR ACCOUNTS FAMILY

                                LIMITED PARTNERSHIP:

                                 By:

     Name:

     Title:

The undersigned hereby agree that they have pledged their Mach One Stock pursuant to paragraph 1(a) hereto for the benefit of Mach One pursuant to the terms of the Promissory Note and the other transaction documents.  It is further acknowledged that the Lender is relying upon this pledge of this stock in determining to make the loan to Mach One.

_____________________________

_____________________________

_____________________________

EXHIBIT A

Persons or Entities Which Comprise the Lender

AAR ACCOUNTS FAMILY LIMITED PARTNERSHIP